Equity Investments (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of financial assets [abstract]
Schedule of equity investments.

	December 31,
	2025	2024

	(Euro, in thousands)
Cost at January 1	€50,845	€13,965
Acquisitions of the year	—	36,880
Cost at December 31	50,845	50,845

Fair value adjustment at January 1	2,095	(390)
Fair value adjustment of the year	(6,132)	2,485
Fair value adjustment at December 31	(4,037)	2,095
Net book value at December 31	€46,809	€52,941